Exhibit 99.1

Novo Integrated Sciences Reports First Quarter Financial Results

BELLEVUE, Wash., January 18, 2022 - Novo Integrated Sciences, Inc. (NASDAQ:NVOS) (the “Company” or “Novo”), pioneering a holistic approach to patient-first health and wellness through a multidisciplinary healthcare ecosystem of multiple patient and consumer touchpoints for services and product innovation, today reported its financial results for the fiscal quarter ended November 30, 2021.

Robert Mattacchione, Novo’s CEO and Board Chairman, stated, “We are pleased with the 47% revenue growth year-over-year. Subsequent to the quarter, we strengthened our balance sheet with the completion of a registered direct offering, resulting in gross proceeds of $15 million to Novo, to support the continued strategic investment in our decentralized, multidisciplinary healthcare ecosystem of multiple patient and consumer touchpoints for services and product innovation. We intend to launch NovoConnect by March 31, 2022. NovoConnect is a patient-first healthcare mobile application focused on providing a robust digital based offering of services and products, alongside a secure patient chart that empowers the patient to have direct control of their health and wellness. We look forward to closing our U.S. pharmacy acquisitions, further expanding our patient touch points and multiplying our annual gross revenue by an expected 400%. In addition, Novo anticipates expansion into international jurisdictions, beyond the U.S. and Canada during the current fiscal year, providing an extended broad physical base for our global virtual solutions.”

Financial Highlights:

●	As of November 30, 2021, the Company’s cash and cash equivalents were $8.8 million, total assets were $63.9 million, total liabilities were $20.3 million, and stockholders’ equity was $43.7 million.

●	Revenues for the three months ended November 30, 2021 were $3.16 million, representing an increase of $1 million, or 46.7%, from $2.16 million for the same period in 2020. The increase in revenue is principally due to the acquisition of Acenzia, Inc. in June 2021. Acenzia’s revenue for the three months ended November 30, 2021 was $981,852.

●	Operating costs for the three months ended November 30, 2021 were $2,630,125, representing an increase of $1,060,951, or 67.6%, from $1,569,174 for the same period in 2020. The increase in operating costs is principally due to the temporary increase in overhead expenses associated with the acquisitions of Acenzia, PRO-DIP, and Terragenx which was approximately $808,000 for the three months ended November 30, 2021. In subsequent quarters, this temporary increase in overhead expenses associated with Acenzia, PRO-DIP, and Terragenx is projected to decrease significantly as the Company integrates and consolidates operations.

●	Net loss attributed to Novo Integrated Sciences, Inc. for the three months ended November 30, 2021 was $1,806,587, representing an increase of $1,035,117, or 134.2%, from $771,470 for the same period in 2020. The increase in net loss is principally due (i) an increase in foreign currency transaction losses, and (ii) a temporary increase in overhead expenses associated with the acquisitions of Acenzia, PRO-DIP, and Terragenx which was approximately $808,000 for the three months ended November 30, 2021. In subsequent quarters, this temporary increase in overhead expenses associated with Acenzia, PRO-DIP, and Terragenx is projected to decrease significantly as the Company integrates and consolidates operations.

●	Subsequent to the quarter end, the Company completed a registered direct offering with accredited institutional investors, resulting in gross proceeds of $15 million to Novo.

Operational Milestones:

●	Acquired 91% of Terragenx and the intellectual property portfolio, in an all-share transaction priced at $3.35 per share, for the unique formulation and manufacturing capability to produce a water-soluble iodine micro-nutrient that is FDA and Health Canada approved for over-the-counter and e-commerce distribution.

●	Established a 50/50 joint venture company, MiTelemed+, with EK-Tech Solutions Inc. to operate, support, and expand access and functionality of EK-Tech’s enhanced proprietary Telehealth platform (“iTelemed”). MiTelemed+, through the iTelemed platform, allows Novo to offer the patient and the practitioner a sophisticated and enhanced telehealth interaction. Through the interface of sophisticated peripheral based diagnostic tools operated by skilled support workers in the patient’s remote location, the practitioner’s ability and comfort to provide a uniquely comprehensive evaluation, diagnosis, and treatment solution is dramatically elevated.

About Novo Integrated Sciences, Inc.

Novo Integrated Sciences, Inc. is pioneering a holistic approach to patient-first health and wellness through a multidisciplinary healthcare ecosystem of multiple patient and consumer touchpoints for services and product innovation. Novo offers an essential and differentiated solution to deliver, or intend to deliver, these services and products through the integration of medical technology, advanced therapeutics, and rehabilitative science.

We believe that “decentralizing” healthcare, through the integration of medical technology and interconnectivity, is an essential solution to the rapidly evolving fundamental transformation of how non-catastrophic healthcare is delivered, both now and in the future. Specific to non-critical care, ongoing advancements in both medical technology and inter-connectivity are allowing for a shift of the patient/practitioner relationship to the patient’s home and away from on-site visits to primary medical centers with mass-services. This acceleration of “ease-of-access” in the patient/practitioner interaction for non-critical care diagnosis and subsequent treatment minimizes the degradation of non-critical health conditions to critical conditions as well as allowing for more cost-effective healthcare distribution.

The Company’s decentralized healthcare business model is centered on three primary pillars to best support the transformation of non-catastrophic healthcare delivery to patients and consumers:

●	First Pillar: Service Networks. Deliver multidisciplinary primary care services through (i) an affiliate network of clinic facilities, (ii) small and micro footprint sized clinic facilities primarily located within the footprint of box-store commercial enterprises, (iii) clinic facilities operated through a franchise relationship with the Company, and (iv) corporate operated clinic facilities.

●	Second Pillar: Technology. Develop, deploy, and integrate sophisticated interconnected technology, interfacing the patient to the healthcare practitioner thus expanding the reach and availability of the Company’s services, beyond the traditional clinic location, to geographic areas not readily providing advanced, peripheral based healthcare services, including the patient’s home.

●	Third Pillar: Products. Develop and distribute effective, personalized health and wellness product solutions allowing for the customization of patient preventative care remedies and ultimately a healthier population. The Company’s science-first approach to product innovation further emphasizes our mandate to create and provide over-the-counter preventative and maintenance care solutions.

Innovation through science combined with the integration of sophisticated, secure technology assures Novo Integrated Sciences of continued cutting-edge advancement in patient first platforms.

For more information concerning Novo Integrated Sciences, please visit www.novointegrated.com . For more information on Novo Healthnet Limited, Novo’s wholly owned subsidiary, please visit www.novohealthnet.com

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Forward-Looking Statements

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical facts included in this press release are forward-looking statements. In some cases, forward-looking statements can be identified by words such as “believe,” “intend,” “expect,” “anticipate,” “plan,” “potential,” “continue” or similar expressions. Such forward-looking statements include risks and uncertainties, and there are important factors that could cause actual results to differ materially from those expressed or implied by such forward-looking statements. These factors, risks and uncertainties are discussed in Novo’s filings with the Securities and Exchange Commission. Investors should not place any undue reliance on forward-looking statements since they involve known and unknown, uncertainties and other factors which are, in some cases, beyond Novo’s control which could, and likely will, materially affect actual results, levels of activity, performance or achievements. Any forward-looking statement reflects Novo’s current views with respect to future events and is subject to these and other risks, uncertainties and assumptions relating to operations, results of operations, growth strategy and liquidity. Novo assumes no obligation to publicly update or revise these forward-looking statements for any reason, or to update the reasons actual results could differ materially from those anticipated in these forward-looking statements, even if new information becomes available in the future. The contents of any website referenced in this press release are not incorporated by reference herein.

Chris David, COO-President

Novo Integrated Sciences, Inc.

chris.david@novointegrated.com

(888) 512-1195

NOVO INTEGRATED SCIENCES, INC.

CONDENSED CONSOLIDATED BALANCE SHEETS

As of November 30, 2021 (unaudited) and August 31, 2021

	November 30,	August 31,
	2021	2021
	(unaudited)
ASSETS
Current Assets:
Cash and cash equivalents	$8,800,754	$8,293,162
Accounts receivable, net	1,696,211	1,468,429
Inventory	364,147	339,385
Other receivables, current portion	1,118,264	814,157
Prepaid expenses and other current assets	263,199	218,376
Total current assets	12,242,575	11,133,509

Property and equipment, net	6,096,534	6,070,291
Intangible assets, net	33,821,915	32,436,468
Right-of-use assets, net	2,446,736	2,543,396
Other receivables, net of current portion	370,833	692,738
Goodwill	8,955,694	9,081,879
TOTAL ASSETS	$63,934,287	$61,958,281

LIABILITIES AND STOCKHOLDERS’ EQUITY

Current Liabilities:
Accounts payable	$1,314,939	$1,449,784
Accrued expenses	1,376,848	1,129,309
Accrued interest (principally to related parties)	370,488	366,280
Government loans and notes payable, current portion	9,674,981	4,485,649
Convertible notes payable, net of discount of $702,984	1,172,016	-
Contingent liability	741,083	-
Due to related parties	469,199	478,920
Finance lease liability, current portion	18,921	23,184
Operating lease liability, current portion	514,568	530,797
Total current liabilities	15,653,043	8,463,923

Debentures, related parties	968,558	982,205
Notes payable, net of current portion	172,698	5,133,604
Finance lease liability, net of current portion	12,982	16,217
Operating lease liability, net of current portion	1,979,239	2,057,805
Deferred tax liability	1,479,525	1,500,372
TOTAL LIABILITIES	20,266,045	18,154,126

Commitments and contingencies	-	-

STOCKHOLDERS’ EQUITY
Novo Integrated Sciences, Inc.
Convertible preferred stock; $0.001 par value; 1,000,000 shares authorized; 0 and 0 shares issued and outstanding at November 30, 2021 and August 31, 2021, respectively	-	-
Common stock; $0.001 par value; 499,000,000 shares authorized; 28,645,144 and 26,610,144 shares issued and outstanding at November 30, 2021 and August 31, 2021, respectively	28,645	26,610
Additional paid-in capital	55,092,070	54,579,396
Common stock to be issued (4,359,841 and 3,622,199 shares at November 30, 2021 and August 31, 2021)	10,409,457	9,236,607
Other comprehensive income	887,544	991,077
Accumulated deficit	(22,775,861)	(20,969,274)
Total Novo Integrated Sciences, Inc. stockholders’ equity	43,641,855	43,864,416
Noncontrolling interest	26,387	(60,261)
Total stockholders’ equity	43,668,242	43,804,155
TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$63,934,287	$61,958,281

NOVO INTEGRATED SCIENCES, INC.

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE LOSS

For the Three Months Ended November 30, 2021 and 2020 (unaudited)

	Three Months Ended
	November 30,	November 30,
	2021	2020
	(unaudited)	(unaudited)

Revenues	$3,161,927	$2,155,506

Cost of revenues	1,895,461	1,344,056

Gross profit	1,266,466	811,450

Operating expenses:
Selling expenses	168	1,243
General and administrative expenses	2,629,957	1,567,931
Total operating expenses	2,630,125	1,569,174

Loss from operations	(1,363,659)	(757,724)

Non operating income (expense)
Interest income	8,388	8,562
Interest expense	(68,730)	(23,941)
Amortization of debt discount	(57,840)	-
Foreign currency transaction losses	(334,554)	-
Total other income (expense)	(452,736)	(15,379)

Loss before income taxes	(1,816,395)	(773,103)

Income tax expense	-	-

Net loss	$(1,816,395)	$(773,103)

Net loss attributed to noncontrolling interest	(9,808)	(1,633)

Net loss attributed to Novo Integrated Sciences, Inc.	$(1,806,587)	$(771,470)

Comprehensive loss:
Net loss	(1,816,395)	(773,103)
Foreign currency translation (loss) gain	(103,533)	10,596
Comprehensive loss:	$(1,919,928)	$(762,507)

Weighted average common shares outstanding - basic and diluted	26,924,705	23,508,353

Net loss per common share - basic and diluted	$(0.07)	$(0.03)

NOVO INTEGRATED SCIENCES, INC.

CONDENSED CONSOLIDATED STATEMENTS OF STOCKHOLDERS’ EQUITY

For the Three Months Ended November 30, 2021 and 2020 (unaudited)

			Additional	Common	Other		Novo
	Common Stock		Paid-in	Stock To	Comprehensive	Accumulated	Stockholders’	Noncontrolling	Total
	Shares	Amount	Capital	Be Issued	Income	Deficit	Equity	Interest	Equity
Balance, August 31, 2021	26,610,144	$26,610	$54,579,396	$9,236,607	$991,077	$(20,969,274)	$43,864,416	$(60,261)	$43,804,155

Common stock for services	35,000	35	64,715	-	-	-	64,750	-	64,750
Common stock issued as collateral and held in escrow	2,000,000	2,000	(2,000)	-	-	-	-	-	-
Common stock to be issued for purchase of Terragenx	-	-	-	983,925	-	-	983,925	97,311	1,081,236
Common stock to be issued for purchase of Mullin assets	-	-	-	188,925	-	-	188,925	-	188,925
Value of warrants issued with convertible notes	-	-	295,824	-	-	-	295,824	-	295,824
Fair value of stock options	-	-	154,135	-	-	-	154,135	-	154,135
Foreign currency translation loss	-	-	-	-	(103,533)	-	(103,533)	(855)	(104,388)
Net loss	-	-	-	-	-	(1,806,587)	(1,806,587)	(9,808)	(1,816,395)

Balance, November 30, 2021	28,645,144	$28,645	$55,092,070	$10,409,457	$887,544	$(22,775,861)	$43,641,855	$26,387	$43,668,242
Balance, August 31, 2020	23,466,236	$23,466	$44,905,454	$-	$1,199,696	$(16,507,127)	$29,621,489	$(49,859)	$29,571,630

Common stock issued for cash	21,905	22	91,978	-	-	-	92,000	-	92,000
Common stock issued for services	65,000	65	247,935	-	-	-	248,000	-	248,000
Foreign currency translation gain	-	-	-	-	10,596	-	10,596	(225)	10,371
Net loss	-	-	-	-	-	(771,470)	(771,470)	(1,633)	(773,103)

Balance, November 30, 2020	23,553,141	$23,553	$45,245,367	$-	$1,210,292	$(17,278,597)	$29,200,615	$(51,717)	$29,148,898

NOVO INTEGRATED SCIENCES, INC.

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

For the Three Months Ended November 30, 2021 and 2020 (unaudited)

	Three Months Ended
	November 30,	November 30,
	2021	2020
	(unaudited)	(unaudited)

CASH FLOWS FROM OPERATING ACTIVITIES:
Net loss	$(1,816,395)	$(773,103)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization	694,282	357,924
Fair value of vested stock options	154,135	-
Common stock issued for services	64,750	248,000
Operating lease expense	163,879	149,379
Amortization of debt discount	57,840	-
Foreign currency transaction losses	334,554	-
Changes in operating assets and liabilities:
Accounts receivable	(253,079)	274,577
Inventory	12,245	-
Prepaid expenses and other current assets	(47,335)	(300,743)
Accounts payable	(55,056)	8,552
Accrued expenses	82,933	31,067
Accrued interest	9,481	2,858
Operating lease liability	(161,337)	(146,614)
Net cash used in operating activities	(759,103)	(148,103)

CASH FLOWS FROM INVESTING ACTIVITIES:
Purchase of property and equipment	(120,397)	-
Cash acquired with acquisition	29,291	-
Net cash used in investing activities	(91,106)	-

CASH FLOWS FROM FINANCING ACTIVITIES:
Repayments to related parties	(3,127)	(48,389)
Repayments of finance leases	(7,088)	-
Proceeds from the sale of common stock, net of offering costs	-	92,000
Proceeds from issuance of convertible notes, net	1,410,000	-
Net cash provided by financing activities	1,399,785	43,611

Effect of exchange rate changes on cash and cash equivalents	(41,984)	7,165

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	507,592	(97,327)

CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD	8,293,162	2,067,718

CASH AND CASH EQUIVALENTS, END OF PERIOD	$8,800,754	$1,970,391

CASH PAID FOR:
Interest	$64,522	$19,642
Income taxes	$-	$-

SUPPLEMENTAL NON-CASH INVESTING AND FINANCING ACTIVITIES:
Common stock to be issued for intangible assets	$188,925	$-
Common stock to be issued for acquisition	$983,925	$-